                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 261, California Trust 182 and New York Trust 191:

  We consent to the use of our report dated April 10, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /s/ KPMG LLP
                                             --------------------------
                                             KPMG LLP

New York, New York
April 10, 2001